UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2022

Canna-Global Acquisition Corp

(Exact name of registrant as specified in its charter)

Delaware	001-41102	86-3692449
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4640 Admiralty Way, Suite 500

Marina Del Rey, California 90292

(Address of principal executive offices, including zip code)

310-496-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one redeemable warrant	CNGLU	The Nasdaq Stock Market LLC
Class A common stock included as part of the units	CNGL	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CNGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Financial Officer

On April 4, 2022, Canna-Global Acquisition Corp (the “Company”) received the resignation of its Chief Financial Officer and director, George Yap effective April 4, 2022 (the “Termination Date”).

Mr. Yap’s departure was due to personal reasons and did not result from any dispute or disagreement with the Company on any matter relating to the Company’s operations, financial statements, internal controls, policies or practices.

Appointment of New Chief Financial Officer

On April 6, 2022, Sharwin Sinnan was appointed as the Company’s Chief Financial Officer and as a member of the Company’s Board of Directors.

Mr. Sinnan is the Founder of S23 Capital LLC in January 2013 and serves as the Portfolio Manager for Global Long/Short Equity – Tech, Media & Telecom, which operates S23 Capital Growth Fund.

Mr. Sinnan’s compensation as Chief Financial Officer includes the receipt of 20,000 shares of the Company’s Class B common stock, par value $0.000001 per share.

There are no family relationships between Mr. Sinnan and any Company trustee or executive officer, and no arrangements or understandings between Mr. Sinnan and any other person pursuant to which he was selected as an officer. Mr. Sinnan is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2022

CANNA-GLOBAL ACQUISITION CORP

By:	/s/ J. Gerald Combs
J. Gerald Combs
Chief Executive Officer